                                 Exhibit 24.01

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our reports and to all references to our Firm included in or made a part of this Form 10K, into the Company's previously filed Registration Statement File Nos. 33-35191 and 33-47830.

                                             ARTHUR ANDERSEN LLP

Boston, Massachusetts
December 27, 1996